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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 23, 1997

                              Medaphis Corporation
             (Exact name of registrant as specified in its charter)

              DELAWARE                                       000-19480                           58-1651222
(State or other jurisdiction of incorporation)         Commission File Number        (IRS Employer Identification Number)


                            2700 CUMBERLAND PARKWAY
                                   SUITE 300
                             ATLANTA, GEORGIA 30339
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (770) 444-5300

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index Located on Page: [4]
                          Total Number of Pages: [  ]

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Item 5.           Other Events.

         On December 23, 1997, the Registrant established a $210 million term loan facility (the "Facility") from an affiliate of Donaldson, Lufkin & Jenrette. This new facility refinanced the Registrant's then existing $168 million bank facility, which was paid off and terminated on December 24. The balance of the Facility will be used to provide liquidity for near term working capital needs and for general corporate purposes. A copy of each of the Note Purchase Agreement, the Security Agreement and the Pledge Agreement with respect to the Facility is filed as an exhibit to this Form 8-K.

         In connection with the reaudit of the Registrant's fiscal years ended December 31, 1995 and 1996 and the audit of the Registrant's nine months ended September 30, 1997 by Price Waterhouse LLP, the Registrant's new independent auditors, the Board of Directors of the Registrant determined, upon recommendation of the Audit Committee of the Board, to restate the results of such periods to account for the December 1995 acquisition of Medical Management Sciences, Inc. ("MMS") on a purchase accounting basis. The MMS transaction had been accounted for as a pooling of interests.

         Price Waterhouse completed its reaudit of 1995 and 1996 and its audit of the nine months ended September 30, 1997 and on December 23, 1997 issued its audit opinion with respect to such periods. Such opinion is unqualified and not subject to any modifying paragraphs. The Registrant's audited financial statements as of and for the years ended December 31, 1995 and 1996 and as of and for the nine months ended September 30, 1997, along with Price Waterhouse's opinion are filed as Exhibit 99.1 this Form 8-K.

         In addition, the Registrant issued a press release on December 24, 1997, a copy of which is filed as Exhibit 99.2 to this Form 8-K. The press release relates to the Facility, the restatement of results reflecting the MMS transaction as a purchase rather than a pooling of interests and the release of Price Waterhouse's unqualified audit opinion.


Item 7.           Financial Statements and Exhibits.

       (c)   Exhibits


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                  10.1     Note Purchase Agreement, dated December 23, 1997,
                           by and among Medaphis Corporation, certain of its subsidiaries and [Medfunding, Inc.] with respect to up to $210 million in aggregate principal amount of Senior Secured Increasing Rate Notes

                  10.2 Security Agreement, dated December 23, 1997, by and among Medaphis Corporation, certain of its subsidiaries and [Medfunding, Inc.]

                  10.3 Pledge Agreement, dated December 23, 1997, by and among Medaphis Corporation, certain of its subsidiaries and [Medfunding, Inc.]

                  27.1 Financial Data Schedule (for the year ended December 31, 1995)

                  27.2 Financial Data Schedule (for the year ended December 31, 1996)

                  27.3 Financial Data Schedule (for the nine months ended September 30, 1997)

                  99.1 Financial Statements of the Registrant as of and for the years ended December 31, 1995 and 1996 and as of and for the nine month period ended September 30, 1997 audited by Price Waterhouse LLP.


                  99.2     Press Release issued by the Registrant on December
                           24, 1997


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 31, 1997


                                               MEDAPHIS CORPORATION



                                               By: /s/ Jerome H. Baglien
                                                   ----------------------------
                                                   Jerome H. Baglien
                                                   Senior Vice President,
                                                   Chief Financial Officer and
                                                   Assistant Secretary


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                               INDEX TO EXHIBITS


EXHIBIT NUMBER                         DESCRIPTION                                             PAGE NO.
--------------                         -----------                                             --------
EX10.1            Note Purchase Agreement, dated December 23, 1997, by and
                  among Medaphis Corporation, certain of its subsidiaries and
                  [Med Funding, Inc.] with respect to up to $210 million in
                  aggregate principal amount of Senior Secured Increasing Rate
                  Notes..............................................................................5

EX10.2            Security Agreement, dated December 23, 1997, by and among
                  Medaphis Corporation, certain of its subsidiaries and
                  [Med Funding, Inc.]................................................................XX

EX10.3            Pledge Agreement, dated December 23, 1997, by and among
                  Medaphis Corporation, certain of its subsidiaries and
                  [Med Funding, Inc.]................................................................XX

EX27.1            Financial Data Schedule (for the year ended December 31, 1995).....................XX

EX27.2            Financial Data Schedule (for the year ended December 31, 1996).....................XX

EX27.3            Financial Data Schedule (for the nine months ended September 30, 1997).............XX

EX99.1            Financial Statements of the Registrant as of and for the years ended December 31, 1995 and 1996 and as of and for the nine month period ended September 30, 1997 audited by Price
                  Waterhouse LLP.....................................................................XX

EX99.2            Press Release issued by the Registrant on December 24, 1997........................XX


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